Exhibit 10.3



                          REGISTRATION RIGHTS AGREEMENT



     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made on this 31st day of October, 2001, by and among eGames, Inc., a Pennsylvania corporation (the "Company"), and Fleet National Bank, successor in interest to Summit Bank, a state banking corporation ("Fleet")

                                    RECITALS

               WHEREAS, on even date herewith, Fleet and the Company entered into a Forbearance Agreement (the "Forbearance Agreement"), the terms of which are incorporated herein by reference as if set forth in full herein, pursuant to which Fleet agreed to temporarily forebear from exercising and enforcing certain rights which Fleet has against the Company as the result of the Company's default on a certain loan, the terms of which are more specifically set forth in the Forbearance Agreement and the loan documents;

               WHEREAS, in order to induce Fleet to enter into the Forbearance Agreement, the Company is granting Fleet a warrant (the "Warrant") permitting Fleet to acquire shares of the Company's Common Stock (the "Common Stock") under the terms of the Warrant Agreement, a copy of which is attached hereto as Exhibit A;

               WHEREAS, Fleet and the Company hereby agree that this Agreement shall govern the rights of Fleet to cause the Company to register the Common Stock issuable upon exercise of the Warrants and certain other matters as set forth herein; and

               WHEREAS, Fleet and the Company have agreed, pursuant to the Warrant Agreement, to enter into this Agreement.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing premises, the covenants and conditions set forth herein, and certain other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         1. Definitions. All terms used but not defined herein shall have such meaning as is ascribed by the Warrant Agreement. In addition, the following terms shall have the following respective meanings:

                    (a) "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                    (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                    (c) "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock or securities exercisable for or convertible into Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

                    (d) "Registration  Expenses" means the expenses described in
Section 5 below.

                    (e) "Registrable Shares" means (i) the Common Stock and (ii) any other securities issued or issuable in respect of such Common Stock (because of stock splits (whether forward or reverse), split-ups, recapitalization, mergers, consolidations, combinations, exchanges of Common Stock, separations, reclassifications, reorganizations or liquidations); provided, however, that Registrable Shares shall cease to be Registrable Shares upon any sale of such shares pursuant to a Registration Statement or pursuant to Rule 144 under the Securities Act where all transfer restrictions with respect thereto are removed upon consummation of such Rule 144 sale; and further provided that Registrable Shares shall cease to be Registrable Shares on the date that is seven (7) years after the date of this Agreement or such earlier date as elsewhere provided in this Agreement.

                    (f) "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          2.       Required Registrations.

                    (a) Except as provided below, at any time after November 1, 2002, Fleet may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by Fleet. Thereupon, the Company shall effect, as expeditiously as possible and in any event not later than 60 days after receipt of such notice, the filing of a Registration Statement on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register, and thereafter use its best efforts to effect as soon as practicable thereafter the registration of such requested Registrable Shares. If Fleet intends to distribute the Registrable Shares by means of an underwriting, it shall so advise the Company in its request.

                    (b) At such time as the Company is eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), Fleet's rights under paragraph 2(a) above shall become null and void and of no further effect, and Fleet may thereafter request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares. Thereupon, the Company shall, as expeditiously as possible and in any event not later than 60 days after receipt of such notice, effect the filing of a Registration Statement on Form S-3 (or any successor form) of all Registrable Shares which the Company has been requested to so register, and thereafter use its best efforts to effect as soon as practicable thereafter the registration of such requested Registrable Shares. The Company shall advise Fleet in writing from time to time whenever it is eligible to file a Registration Statement on Form S-3.

                    (c) While the Company is not eligible to file a Registration Statement on Form S-3, Fleet shall be entitled to demand one registration pursuant to paragraph 2(a) above. At such time as the Company is eligible to file a Registration Statement on Form S-3 (an any successor form relating to a secondary offering), Fleet shall be entitled to demand one registration per 12-month period pursuant to paragraph 2(b) above; provided, however, that the Company shall not be required to file any registration pursuant to paragraph 2(a) or (b) above unless Fleet requests registration of 100% of the Registrable Shares; and provided further, that the Company may defer making such filing for a reasonable period after the date of any such request for registration (but not in excess of 90 days) if in the good faith judgment of the Company's Board of Directors such filing would, at such time, (i) require the disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, (ii) require the providing of information required by the Commission that at such time the Company would be unable to provide, or
(iii) adversely affect active negotiations or planning for a proposed or pending merger or acquisition. The Company's obligations with respect to paragraphs 2(a) and 2(b) above shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (A) become effective or
(B) been withdrawn at the request of Fleet (other than as a result of information concerning the business or financial condition of the Company which is made known to Fleet after the date on which such registration was requested).

                    (d) Not later than fifteen (15) days after receipt of a demand for a registration pursuant to paragraph 2(a) above, the Company may in its sole discretion elect to purchase from Fleet all of the Registrable Shares which the Company has been requested to so register, at a price per share equal to the Current Market Price of the Company's Common Stock on the date of the Company's receipt of such demand, in which event Fleet shall be obligated to sell such Registrable Shares to the Company and whereupon the Company shall have no further obligation under paragraph 2(a) hereof.

          3.       Incidental Registration.

                    (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to Fleet of its intention to do so and, upon the written request of Fleet, given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares specified by Fleet to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Fleet; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3(a) without obligation to Fleet.

                    (b) In connection with any registration under paragraph 3(a) above that shall involve an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless Fleet accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing or other factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein.

          4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

                    (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective;

                    (b) in accordance with the requirements and in the time periods set forth in the Securities Act prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective;

                    (c) promptly furnish to Fleet a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Fleet may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by Fleet; and

                    (d) use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as Fleet shall reasonably request in writing; provided, however, that the Company shall not be required in connection with this Section 4 to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

                    (e) The Company shall not be required to maintain the effectiveness of any registration statement effected pursuant to this Agreement beyond the date that is two (2) years after the date of filing of the registration statement.

     If the Company has delivered a preliminary or final prospectus to Fleet and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify Fleet and, if requested, Fleet shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide Fleet with a revised prospectus and, following receipt of the revised prospectus, Fleet shall be free to resume making offers of the Registrable Shares.

     If, after a registration statement becomes effective, the Company becomes engaged in any activity which in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to Fleet, require that Fleet cease sales of such Registrable Shares under such Registration Statement for a period not in excess of three months from the date of such notice, such right to be exercised by the Company not more than twice in any 12-month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and Fleet shall suspend any further sales of its Registrable Shares until the Company advises it that such Registration Statement has been amended. The time periods referred to herein during which such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell Registrable Shares was suspended pursuant to this paragraph.

          5.       Allocation of Expenses.

The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 5, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 4 hereof, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Fleet's own counsel.

          6.       Indemnification and Contribution.

                    (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Fleet, each underwriter of Registrable Shares sold by Fleet, and each other person, if any, who controls Fleet or such underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which Fleet, such underwriter or such controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse Fleet, such underwriter and each such controlling person for any legal or any other expense reasonably incurred by Fleet, such underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to Fleet, such underwriter or such controlling person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of Fleet, such underwriter or such controlling person specifically for use in the preparation thereof.

                    (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, Fleet will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of Fleet specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement, provided, however, that the obligations of Fleet hereunder shall be limited to an amount equal to the gross proceeds to Fleet from the Registrable Shares sold in connection with such registration.

                    (c)  Each  party  entitled  to  indemnification  under  this
Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim of litigation, shall be reasonably satisfactory to the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such reasonable expenses if there would be a conflict of interest (and counsel for the Indemnified Party has advised the Indemnified Party in writing of such conflict) if counsel retained by the Indemnifying Party represented both the Indemnified Party and the Indemnifying Party in such proceeding.. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

                    (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (A) Fleet or any controlling person of Fleet, makes a claim for indemnification pursuant to this Section 6 but it is judicially determined (A) by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 6 provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of Fleet or any such controlling person in circumstances for which indemnification is provided under this Section 6; then, in each such case, the Company and Fleet will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so that Fleet are responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (x) Fleet shall not be required to contribute any amount in excess of the gross proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (y) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

          7. Information by Fleet. Fleet shall furnish to the Company in writing such information regarding Fleet and the distribution proposed by Fleet as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

          8. Rule 144 Requirements. The Company agrees commencing no later than November 1, 2002 and thereafter during the Exercise Period and for so long as Fleet beneficially owns any Registrable Shares to:

                    (a) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

                    (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) Furnish to Fleet upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as Fleet may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         9. Assignment. These provisions shall be binding upon and inure to the benefit of the Company, Fleet and their respective successors. This agreement may only be assigned by Fleet to a permitted assignee of the Warrants as permitted under the Warrant Agreement, and any such assignee must agree in writing to be subject to the terms and conditions of this Agreement.

        10. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.



                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.



                                        EGAMES, INC.


                                        By: /s/ Thomas W. Murphy
                                            ---------------------------------
                                            Thomas W. Murphy, VP Finance, CFO


                                        FLEET NATIONAL BANK


                                        By: /s/ Kenneth Geiger, AVP
                                            -----------------------